(LOGO)
                                    Bramwell
                                     FUNDS

                                Quarterly Report
                               September 30, 2000

                              BRAMWELL GROWTH FUND
                              BRAMWELL FOCUS FUND



                            "FOCUSED ON THE FUTURE,
                              GUIDED BY THE PAST"

DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED SEPTEMBER 30, 2000

                                    (PHOTO)
                           ELIZABETH R. BRAMWELL, CFA
                                 PRESIDENT AND
                            CHIEF INVESTMENT OFFICER

The BRAMWELL GROWTH FUND and the BRAMWELL FOCUS FUND appreciated 2.17% and 3.67%, respectively, for the quarter ended September 30, 2000 compared to a loss of (0.97)% for the S&P 500/R Stock Index. For the year ended September 30, 2000, the Growth Fund appreciated 31.17% compared to 13.28% for the S&P 500 Index, and the Focus Fund appreciated 27.10% compared to 6.54% for the S&P 500 Index for its first eleven months ended September 30, 2000. Both Funds ended September 2000 ahead of the S&P 500 Index since their respective launch dates (see table for details). The Growth Fund ended the quarter with a net asset value of $31.14 per share and the Focus Fund ended the quarter with a net asset value of $12.71 per share.

In other news, the BRAMWELL FOCUS FUND has become effective for listing in the news media. The Nasdaq ticket symbol is BRFOX.

Also, the Board of Directors of the Bramwell Funds, Inc. has decided to discontinue the Funds' investment policy which previously limited investments in companies with a track record of less than three years to 5% of a Fund's assets, effective November 1, 2000. This policy is being discontinued in order to give the Funds more flexibility to invest in younger companies as such companies become more prevalent in the marketplace. This change does not necessarily mean that the adviser will invest more in newer companies but that the ability to do so exists when opportunities are deemed to be appropriate.

COMMENTARY

The September quarter was characterized by increasing evidence of a decelerating economy with both slowing retail sales and indications of slower capital spending ahead. The Euro continued to depreciate against the U.S. dollar and energy prices surged reflecting an imbalance between supply and demand as well as increased tensions in the Middle East. Overall inflation was nominal, however, reflecting technology-driven productivity gains, global sourcing and competition.

Increased exposure to financial services and energy contributed to overall portfolio gains in the September quarter versus the S&P 500 Stock Index's decline. Industrial products, healthcare and retailing were also additive. The Funds are actively managed and their outperformance versus the S&P 500 Index may be attributed to investing selectively in individual companies with above-average growth potential at relatively attractive multiples of growth compared to an Index composite that has become increasingly dominated by companies with historically high P/E multiples. Specific stocks that contributed strongly to the Growth Fund's performance were: DST Systems, EMC, Northern Trust, Walgreen, Automated Data Processing, Molex (Class A), Tiffany, Cardinal Health, Flextronics and Enron. Major contributors to the Focus Fund's performance were:
DST Systems, Santa Fe International, Calpine, Molex (Class A) and Adobe Systems.

OUTLOOK

We anticipate that the economy will slow to a non-inflationary growth rate of 2-3% in GDP as the result of delayed response to six consecutive interest rate hikes, higher energy prices, digestion of technology investments made over the past few years, and less stimulus coming from entrepreneurial savings and venture capital flowing to startup companies. Y2K upgrades, an initial burst of enthusiastic spending centered around the Internet and wireless communications, and capital flowing freely to startup Internet companies in the fourth quarter of 1999 create a particularly difficult comparison for the fourth quarter of 2000.

By mid-2001, however, we expect that new products and services such as combined voice, data and video in wireless communications, Windows 2000 upgrades in computers, digital photography and broadband delivery will be gathering momentum. The market generally anticipates some six months in advance and our goal is to position the portfolio early in front of growth opportunities. We hope to use market volatility to prudently enhance long-term investment returns. Historically, the largest gains in the market occur during the early part of an upturn.

Our goal is to be ahead of emerging trends. The Internet continues to drive tremendous, often disruptive, change and we are on the hunt to prudently invest in those newer companies that have surviving, added-value business models with large potential markets and those older companies that employ the Internet effectively. In addition, investment strategies include positioning the portfolio ahead of increased capital spending, such as for oil exploration and production, and positioning the portfolio in front of favorable demographics, such as the demand for financial services where saving, investing and credit needs are expanding on a global basis. We prefer to invest in companies with strong revenue growth that can generate earnings expansion over and beyond cost cutting and that spend meaningful amounts on productive research and development.

We believe that interest rates have peaked given a slowing economy and little inflation. Stable interest rates should be favorable to equity valuations.

Currently, we estimate that the Growth Fund has an earnings growth rate of 21% in 2001 for which we are paying a 26 P/E ratio - not much more than the 23 multiple paid for the S&P 500 Index which as a projected 9% earnings growth rate for 2001. The price/earnings ratio to growth is a favorable 1.2 times compared to approximately 2.5 times for the S&P 500 Index. We estimate that the Focus Fund's earnings growth rate is 17% and selling at a favorable 22 P/E ratio and P/E ratio to growth of 1.3 times. We believe that these lower growth valuations help to restrain risk.

The Internet and the Information Age, as well as advances in genomics, are in the early stages of having far-reaching consequences both at work and at home. Our working objective is to analyze an abundant supply of opportunities and to invest in those most favorably positioned for long-term success at reasonable valuations.

FUND INVESTMENT

For both Funds, the minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile and investors are encouraged to invest over time to smooth the effects of volatility. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request.

Net asset values for both Funds are available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The Nasdaq symbol for the Focus Fund is BRFOX and for the Growth Fund is BRGRX. Further information may also be obtained from our new Web site, WWW.BRAMWELL.COM.

Sincerely,

/s/ Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

October 25, 2000

The outlook and opinions expressed above represent the views of the investment adviser as of October 25, 2000 and are subject to change as market and economic events unfold.

                              BRAMWELL GROWTH FUND
                               SEPTEMBER 30, 2000

The BRAMWELL GROWTH FUND is a no-load, diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.

                            MAJOR INDUSTRY HOLDINGS
                    ----------------------------------------
                    Retailing                          13.3%
                    Electronics                         11.5
                    Financial Services                  11.4
                    Information Processing Services     10.2
                    Industrial Products                  9.1
                    Energy                               8.0
                    Healthcare Products                  6.1
                    Information Processing Equipment     4.9
                    Employee Staffing                    3.3
                    Communications                       3.2

                             MAJOR EQUITY HOLDINGS
                    ----------------------------------------
                    Computer Sciences                   4.1%
                    General Electric                     3.6
                    Walgreen                             3.5
                    Tiffany                              2.8
                    Home Depot                           2.8
                    EMC                                  2.7
                    Kohl's                               2.7
                    Automatic Data Processing            2.4
                    Molex, Class A                       2.3
                    Cardinal Health                      2.2

                    COMPARATIVE INVESTMENT RETURNS (9/30/00)
--------------------------------------------------------------------------------
                   Sept      Cal       One      Three      Five     Since
                    Q        YTD       Year     Years     Years   Inception<F1>
--------------------------------------------------------------------------------
GROWTH
FUND                2.17%     7.68%    31.17%    22.49%    22.17%    23.82%
S&P 500/R
Stock Index        (0.97)    (1.39)     13.28     16.44     21.69     22.62

<F1> From August 1, 1994.

                              BRAMWELL FOCUS FUND
                               SEPTEMBER 30, 2000

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio in that the price movement of a single stock may have a greater positive or negative effect on overall portfolio performance.

                            MAJOR INDUSTRY HOLDINGS
                    ----------------------------------------
                    Energy                             20.9%
                    Information Processing Services     15.2
                    Industrial Products                 13.4

                             MAJOR EQUITY HOLDINGS
                    ----------------------------------------
                    Computer Sciences                   7.1%
                    Molex, Class A                       6.1
                    Transocean Sedco Forex               5.6
                    Santa Fe International               5.5
                    Bank of New York                     5.0

                    COMPARATIVE INVESTMENT RETURNS (9/30/00)

                             Sept           Cal           Since
                              Q             YTD       Inception<F1>
--------------------------------------------------------------------------------
FOCUS FUND                    3.67%          6.45%         27.10%

S&P 500/R Stock Index       (0.97)%         (1.39)          6.54%
--------------------------------------------------------------------------------

<F1> From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their adviser through June 30, 2002, after which time, the expense limitations may be terminated or revised at any time. The agreement to cap the expense ratio of the Growth Fund favorably affected performance in the years ended January 30, 1997 and has favorably affected the performance of the Focus Fund through September 30, 2000.

Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large-market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                              BRAMWELL GROWTH FUND

            PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2000 (UNAUDITED)
                                                SHARES           MARKET VALUE
                                             ------------        ------------
COMMON STOCKS - 91.24%

CHEMICALS/METALS - 2.00%
Alcoa, Inc.                                      70,000        $  1,771,875
Minerals Technologies, Inc.                      40,000           1,840,000
OM Group, Inc.                                   50,000           2,181,250
                                                               ------------
                                                                  5,793,125
                                                               ------------

COMMUNICATIONS - 3.15%
America Online, Inc.<F1>                         15,000             806,250
Cisco Systems, Inc.<F1>                          90,000           4,972,500
Nortel Networks Corp.                            50,000           2,978,125
UTStarcom, Inc.<F1>                              17,000             355,937
                                                               ------------
                                                                  9,112,812
                                                               ------------

CONSUMER PRODUCTS - 0.81%
Colgate - Palmolive Co.                          50,000           2,360,000
                                                               ------------

ELECTRONICS - 11.47%
Analog Devices, Inc.<F1>                         50,000           4,128,125
Applied Materials, Inc.<F1>                      74,000           4,389,125
Flextronics International Ltd.<F1>               70,000           5,748,750
Intel Corp.                                      80,000           3,330,000
Jabil Circuit, Inc.<F1>                          80,000           4,540,000
KLA-Tencor Corp.<F1>                             10,000             411,875
Linear Technology Corp.                          20,000           1,295,000
LSI Logic Corp.<F1>                              25,000             731,250
Solectron Corp.<F1>                              95,000           4,381,875
Teradyne, Inc.<F1>                               80,000           2,800,000
Texas Instruments, Inc.                          31,000           1,462,813
                                                               ------------
                                                                 33,218,813
                                                               ------------

EMPLOYEE STAFFING - 3.32%
Heidrick & Struggles International, Inc.<F1>     10,000             513,750
On Assignment, Inc.<F1>                         180,000           5,647,500
Robert Half International, Inc.<F1>             100,000           3,468,750
                                                               ------------
                                                                  9,630,000
                                                               ------------

ENERGY - 7.98%
Calpine Corp.<F1>                                35,000           3,653,125
Diamond Offshore Drilling, Inc.                  50,000           2,050,000
Enron Corp.                                      40,000           3,505,000
Nabors Industries, Inc.<F1>                      70,000           3,668,000
Petroleo Brasileiro S.A.<F1>                     90,000           2,705,625
Santa Fe International Corp.                     75,000           3,379,687
Transocean Sedco Forex, Inc.                     70,659           4,142,384
                                                               ------------
                                                                 23,103,821
                                                               ------------


                                                SHARES           MARKET VALUE
                                             ------------        ------------
ENTERTAINMENT & LEISURE TIME - 1.47%
Grupo Televisa S.A.                              30,000        $  1,730,625
Viacom, Inc., Class B<F1>                        43,400           2,538,900
                                                               ------------
                                                                  4,269,525
                                                               ------------

FINANCIAL SERVICES - 11.43%
American Express Co.                             55,000           3,341,250
Bank of New York Co., Inc.                       70,000           3,924,375
BlackRock, Inc.<F1>                              30,000             960,000
Charles Schwab Corp.                            105,000           3,727,500
Citigroup, Inc.                                  93,333           5,045,815
Jones Lang LaSalle, Inc.<F1>                     39,600             514,800
LendingTree, Inc.<F1>                            20,000              90,000
Mellon Financial Corp.                           65,000           3,014,375
Northern Trust Co.                               65,000           5,776,875
State Street Corp.                               25,000           3,250,000
Stilwell Financial, Inc.                         80,000           3,480,000
                                                               ------------
                                                                 33,124,990
                                                               ------------

FOOD & BEVERAGE - 1.13%
Bestfoods                                        45,000           3,273,750
                                                               ------------

HEALTHCARE PRODUCTS - 6.12%
Amgen, Inc.<F1>                                  25,000           1,745,703
Genentech, Inc.<F1>                              23,000           4,270,813
Human Genome Sciences, Inc.<F1>                   5,000             865,625
Johnson & Johnson                                15,000           1,409,063
Medtronic, Inc.                                  34,000           1,761,625
Pfizer, Inc.                                     75,000           3,370,313
Sepracor, Inc.<F1>                               35,000           4,294,063
                                                               ------------
                                                                 17,717,205
                                                               ------------

HEALTHCARE SERVICES - 2.15%
Cardinal Health, Inc.                            70,500           6,217,219
                                                               ------------

INDUSTRIAL PRODUCTS - 9.05%
Emerson Electric Co.                             45,800           3,068,600
General Electric Co.                            180,000          10,383,750
Illinois Tool Works, Inc.                        35,000           1,955,625
Minnesota Mining and Manufacturing Co.           45,600           4,155,300
Molex Inc., Class A                             160,481           6,649,931
                                                               ------------
                                                                 26,213,206
                                                               ------------

                                                SHARES           MARKET VALUE
                                             ------------        ------------
INFORMATION PROCESSING
  EQUIPMENT - 4.90%
Dell Computer Corp.<F1>                          20,000         $   616,250
EMC Corp.<F1>                                    80,000           7,930,000
Hewlett-Packard Co.                              35,000           3,395,000
International Business Machines Corp.            20,000           2,250,000
                                                               ------------
                                                                 14,191,250
                                                               ------------

INFORMATION PROCESSING SERVICES - 10.21%
AGENCY.COM, Inc.<F1>                             35,000             522,813
Automatic Data Processing, Inc.                 105,000           7,021,875
Computer Sciences Corp.<F1>                     160,058          11,884,306
DST Systems, Inc.<F1>                            50,500           5,933,750
Paychex, Inc.                                    80,250           4,213,125
                                                               ------------
                                                                 29,575,869
                                                               ------------

INFORMATION PROCESSING SOFTWARE - 2.60%
Adobe Systems, Inc.                              18,000           2,794,500
Ariba, Inc.<F1>                                  10,000           1,432,656
Microsoft Corp.<F1>                              55,000           3,313,750
                                                               ------------
                                                                  7,540,906
                                                               ------------

RETAILING - 13.30%
Home Depot, Inc.                                150,000           7,959,375
Kohl's Corp.<F1>                                135,000           7,787,812
Tiffany & Co.                                   211,200           8,144,400
Wal-Mart Stores, Inc.                            95,000           4,571,875
Walgreen Co.                                    265,000          10,053,437
                                                               ------------
                                                                 38,516,899
                                                               ------------

                                                SHARES           MARKET VALUE
                                             ------------        ------------
TRANSPORTATION - 0.15%
Kansas City Southern Industries, Inc.            50,000            $434,375
                                                               ------------

TOTAL COMMON STOCKS
(Cost $127,284,866)                                             264,293,765
                                                               ------------

                                              PRINCIPAL
                                                AMOUNT
                                             ------------

SHORT-TERM INVESTMENTS - 8.61%

VARIABLE RATE DEMAND NOTES - 5.88%
Firstar Corp.                                $8,512,000           8,512,000
Sara Lee Corp.                                5,453,000           5,453,000
Wisconsin Electric Power Co.                  3,087,000           3,087,000
                                                               ------------
                                                                 17,052,000
                                                               ------------

COMMERCIAL PAPER - 2.73%
American Express Credit Corp.,
   6.53%, Due 10/02/2000                      7,900,000           7,900,000
                                                               ------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $24,952,000)                                               24,952,000
                                                               ------------

TOTAL INVESTMENTS - 99.85%
(Cost $152,236,866)                                             289,245,765

OTHER ASSETS LESS LIABILITIES - 0.15%                               439,919
                                                               ------------

NET ASSETS - 100.00%
(9,302,046 shares outstanding)                                 $289,685,684
                                                               ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                           $31.14
                                                               ============
<F1> Non-income producing security

                              BRAMWELL FOCUS FUND

            PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2000 (UNAUDITED)

                                                SHARES           MARKET VALUE
                                             ------------        ------------
COMMON STOCKS - 92.86%

ELECTRONICS - 9.47%
Analog Devices, Inc.<F1>                          3,000         $   247,687
Applied Materials, Inc.<F1>                       2,000             118,625
Solectron Corp.<F1>                               3,000             138,375
Texas Instruments, Inc.                           4,000             188,750
                                                               ------------
                                                                    693,437
                                                               ------------

ENERGY - 20.92%
Calpine Corp.<F1>                                 3,000             313,125
Enron Corp.                                       1,500             131,438
Petroleo Brasileiro S.A.<F1>                      9,000             270,563
Santa Fe International Corp.                      9,000             405,562
Transocean Sedco Forex, Inc.                      7,000             410,375
                                                               ------------
                                                                  1,531,063
                                                               ------------

FINANCIAL SERVICES - 11.67%
American Express Co.                              4,500             273,375
Bank of New York Co., Inc.                        6,500             364,406
Citigroup, Inc.                                   4,000             216,250
                                                               ------------
                                                                    854,031
                                                               ------------

FOOD & BEVERAGE - 4.97%
Bestfoods                                         5,000             363,750
                                                               ------------

HEALTHCARE PRODUCTS - 3.80%
Genentech, Inc.<F1>                               1,500             278,531
                                                               ------------

INDUSTRIAL PRODUCTS - 13.40%
Emerson Electric Co.                              2,000             134,000
General Electric Co.                              3,000             173,063
Minnesota Mining and
   Manufacturing Co.                              2,500             227,813
Molex, Inc., Class A                             10,750             445,453
                                                               ------------
                                                                    980,329
                                                               ------------

INFORMATION PROCESSING EQUIPMENT - 3.08%
EMC Corp.<F1>                                     1,000              99,125
Hewlett-Packard Co.                               1,300             126,100
                                                               ------------
                                                                    225,225
                                                               ------------

INFORMATION PROCESSING SERVICES - 15.21%
Automatic Data Processing, Inc.                   3,600             240,750
Computer Sciences Corp.<F1>                       7,000             519,750
DST Systems, Inc.<F1>                             3,000             352,500
                                                               ------------
                                                                  1,113,000
                                                               ------------

                                                SHARES           MARKET VALUE
                                             ------------        ------------
INFORMATION PROCESSING SOFTWARE - 7.18%
Adobe Systems, Inc.                               2,000          $  310,500
Ariba, Inc.<F1>                                   1,500             214,898
                                                               ------------
                                                                    525,398
                                                               ------------

RETAILING - 3.16%
Tiffany & Co.                                     6,000             231,375
                                                               ------------

TOTAL COMMON STOCKS
(Cost $5,714,116)                                                 6,796,139
                                                               ------------

                                              PRINCIPAL
                                                AMOUNT
                                             ------------

VARIABLE RATE
  DEMAND NOTES - 7.27%
Firstar Corp.                                  $225,000             225,000
Sara Lee Corp.                                  173,000             173,000
Wisconsin Electric Power Co.                    134,000             134,000
                                                               ------------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $532,000)                                                     532,000
                                                               ------------

TOTAL INVESTMENTS - 100.13%
(Cost $6,246,116)                                                 7,328,139

LIABILITIES LESS OTHER ASSETS - (0.13)%                             (9,668)
                                                               ------------

NET ASSETS - 100.00%
(575,851 shares outstanding)                                     $7,318,471
                                                               ============

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                           $12.71
                                                               ============

<F1> Non-income producing security

                                     (LOGO)
                                    Bramwell
                                     FUNDS


                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
               President, Chief Investment and Financial Officer
                            The Bramwell Funds, Inc.

                             J. SINCLAIR ARMSTRONG
                       Director, Secretary and Treasurer
                           The Reed Foundation, Inc.
                              Retired Executive VP
                           US Trust Co. of New York
                               Former Chairman
                       Securities & Exchange Commission

                             CHARLES L. BOOTH, JR.
                      Former Executive Vice President and
                           Chief Investment Officer
                          The Bank of New York, Inc.

                               GEORGE F. KEANE
                             President Emeritus
                            The Common Fund and
                             Endowment Advisers

                              JAMES C. SARGENT
                                  Counsel
                   Opton, Handler, Gottlieb, Feiler & Katz
                            Former Commissioner
                      Securities & Exchange Commission

                           MARTHA R. SEGER, PH.D.
                                  Chairman
                         Martha Seger & Associates
                               Former Governor
                           Federal Reserve Board

                                     (LOGO)
                                    Bramwell
                                     FUNDS

                   745 Fifth Avenue, New York, New York 10151
                         1-800-BRAMCAP (1-800-272-6227)
                                WWW.BRAMWELL.COM

                                    OFFICERS

                           ELIZABETH R. BRAMWELL, CFA
                          President, Chief Investment
                             and Financial Officer

                                MARY F. MCCOLLUM
                            Secretary and Treasurer

                              MARGARET A. BANCROFT
                              Assistant Secretary

                               INVESTMENT ADVISER

                       Bramwell Capital Management, Inc.

                                 ADMINISTRATOR

                         Sunstone Financial Group, Inc.

                                    COUNSEL

                                    Dechert

                             INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

                           PricewaterhouseCoopers LLP

                                   CUSTODIAN

                               Firstar Bank, N.A.

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT

                       Firstar Mutual Fund Services, LLC


This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-412-1000